June 18, 2018

TOUCHSTONE STRATEGIC TRUST

Touchstone Dynamic Equity Fund
Touchstone Controlled Growth with Income Fund
Touchstone Dynamic Diversified Income Fund
Touchstone Dynamic Global Allocation Fund
(each a "Fund," and collectively, the "Funds")

Supplement to the Statement of Additional Information ("SAI") dated April 30, 2018

Effective on or about August 17, 2018, the disclosure under the heading "Class A Shares" in the section of the Funds' SAI titled "Choosing a Class of Shares" is replaced with the following:

Class A Shares.  For purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of a purchaser’s aggregate account value, participating dealers may receive compensation of up to 1.00% (a “Finder's Fee”) of such purchases from Touchstone Securities according to the following schedule:

Amount of Investment for Class A Share Equity Funds(1)	Finder's Fee
$1 million but less than $3 million	1.00%
$3 million but less than $5 million	0.75%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%

(1)	This schedule applies to each Fund.
The Distributor does not have an annual reset for Finder’s Fees. In determining a dealer’s eligibility for a Finder’s Fee, purchases of Class A shares in an individual shareholder’s account may be aggregated with assets held in Class A shares of other Touchstone Funds for that individual shareholder in accordance with a Fund’s Rights of Accumulation Program. Please see the “Choosing a Class of Shares - Reduced Class A Sales Charge” and “Choosing a Class of Shares - Rights of Accumulation Program” sections in the Funds’ prospectus to determine whether accounts may be aggregated for purposes of determining eligibility for a Finder’s Fee. If a Finder’s Fee was paid to a participating dealer, that dealer is not eligible to receive 12b-1 fees on the shares that were used to generate the Finder’s Fee until they have aged for a period of one year. Additionally, if a Finder’s Fee was paid and the Class A shares are redeemed within a year of their purchase, a contingent deferred sales charge (“CDSC”) of up to 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer’s commission in the case of combined purchases.

A dealer is eligible for a Finder's Fee only if the dealer has not previously received a Finder's Fee on the assets used to meet the required investment amount. Similarly, an exchange from any other Touchstone Fund will not qualify for a Finder's Fee unless the dealer did not receive any compensation on those assets at the time of the initial investment. In all cases, Touchstone Securities reserves the right to deny payment of a Finder's Fee if it reasonably believes such a fee has already been paid on those assets.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.
TSF-54CC-TST-SAI-S11-1806